UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): November 16, 2005


                                 SIRICOMM, INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its Charter)

          Delaware                     0-18399                  62-1386759
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(State or other jurisdiction        (Commission               (IRS Employer
    of incorporation)                File No.)              Identification No.)


2900 Davis Boulevard, Suite 130, Joplin, Missouri           64804
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   (Address of principal executive offices)               (Zip Code)


                                 (417) 626-9961
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              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
         (Former Name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 8.01 Other Events

         On November 16, 2005, SiriCOMM, Inc. issued a press release concerning the signing of a cooperative marketing agreement with freight-matching services provider DIS Truckstop Loadboard Services, a division of Optimacy Software Inc. ("DIS"). The agreement extends SiriCOMM's marketing reach to include independent travel centers while simultaneously expanding its marketing efforts to truck fleets and drivers. In exchange for its marketing services, SiriCOMM will provide DIS with network access for the purpose of refreshing and updating the DIS Truckstop Loadboards. Pursuant to the agreement, DIS will purchase from SiriCOMM prepaid InTouch accounts to be included in its SUPERDIS service, a desktop loadboard service for truckers. A copy of the press release issued by SiriCOMM concerning the foregoing is furnished herewith as Exhibit 99.1 and is incorporated by reference.

         The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

                  99.1 Press release dated November 16, 2005 issued by SiriCOMM, Inc. concerning the signing of a cooperative marketing agreement with DIS Truckstop Loadboard Services.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   SIRICOMM, INC.
                                                   (Registrant)


Date: November 16, 2005                            By: /s/ J. Richard Iler
                                                      --------------------------
                                                      J. Richard Iler,
                                                      Chief Financial Officer

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